buzztime

LD MICRO MAIN EVENT

December 6, 2017


FREE
BAR GAMES!
GEEK

SAFE HARBOR

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WHICH REFLECT MANAGEMENT'S CURRENT VIEWS OF FUTURE EVENTS AND OPERATIONS, INCLUDING BUT NOT LIMITED TO STATEMENTS ABOUT OUR GROWTH PLANS, PRODUCT AND PLATFORM DEVELOPMENT, NEW REVENUE, CUSTOMER DEVELOPMENT, IMPROVED CUSTOMER AND CONSUMER SATISFACTION AND THE NUMBER OF LOCATIONS, PLAYERS AND GAMES. THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS AND ASSUMPTIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. THESE RISKS AND UNCERTAINTIES INCLUDE THE RISKS OF UNSUCCESSFUL EXECUTION OR LAUNCH OF PRODUCTS, PLATFORMS OR BRANDS, RISKS ASSOCIATED WITH CUSTOMER RETENTION AND GROWTH PLANS, THE IMPACT OF ALTERNATIVE ENTERTAINMENT OPTIONS AND TECHNOLOGIES AND COMPETITIVE PRODUCTS, BRANDS, TECHNOLOGIES AND PRICING, ADVERSE ECONOMIC CONDITIONS, AND THE REGULATORY ENVIRONMENT, FAILURE OF CUSTOMER AND/OR PLAYER ACCEPTANCE OR DEMAND FOR NEW OR EXISTING PRODUCTS, LOWER MARKET ACCEPTANCE OR APPEAL OF BOTH EXISTING AND NEW PRODUCTS AND SERVICES BY PARTICULAR DEMOGRAPHIC GROUPS OR AUDIENCES AS A WHOLE, TERMINATION OF PARTNERSHIP AND CONTRACTUAL RELATIONSHIPS AND TECHNICAL PROBLEMS OR OUTAGES. PLEASE SEE NTN BUZZTIME, INC.'S RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR INFORMATION ABOUT THESE AND OTHER RISKS THAT MAY AFFECT THE COMPANY. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESENTATION ARE BASED ON INFORMATION AVAILABLE TO US ON THE DATE HEREOF. THESE STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF, AND EXCEPT AS REQUIRED BY LAW NTN BUZZTIME, INC. DOES NOT UNDERTAKE TO PUBLICLY UPDATE OR REVISE ANY OF ITS FORWARD-LOOKING STATEMENTS, EVEN IF EXPERIENCE OR FUTURE CHANGES SHOW THAT THE INDICATED RESULTS OR EVENTS WILL NOT BE REALIZED.

buzztime

Buzztime enhances the guest experience

for thousands of bars & restaurants by delivering entertainment, ordering, and payment options directly to the end customer


buzztime

31 YEARS IN HOSPITALITY

115 MM GAMES PLAYED / YEAR

65,000 TABLETS DEPLOYED

230 MILLION: IN-VENUE VISITS YEARLY

260M DOOH IMPRESSIONS YEARLY

buzztime

THE BUZZTIME NATION



Millennials



Sports Fans



Solo Players



Families



Couples



Big Groups

64.5
PERCENT
MALE, AGES **25-44**

45.8
MINUTES
AVERAGE AUDIENCE ENGAGEMENT

62.5
MINUTES
AVERAGE DWELL TIME

buzztime

TRIVIA AND MULTI-PLAYER GAMES

THE ULTIMATE GAMING EXPERIENCE.


COUNTDOWN
Question 15 of 15
WHAT IS THE ONLY MAJOR U.S. CITY TO HAVE BEEN FOUNDED BY A WOMAN?
1 MIAMI
2 PHOENIX
3 SEATTLE
4 PORTLAND
5 BOISE
1000


MARTIN SCORSESE DIRECTS GRIFFIN DUNNE, ROSANNA ARQUETTE AND CHEECH AND CHONG IN THIS 1985 FILM:
THE KING OF COMEDY
AFTER HOURS
GOODFELLAS
CAPE FEAR


HOLD'EM
OPEN
OPEN
OPEN
OPEN
$1,000
PLAYR1
$200,000
CALL
PLAYR2
$200,000
$500
PLAYR3
$200,000
POT $1,500
PLAYR6 TO CALL $1,500...
CALL
PLAYR4
$200,000
PLAYR6
$10,000
PLAYR5
$200,000


NEW
FOOTBALL TRIVIA
NEW
SPACETEAM
NEW
MOVIE NIGHT
NEW
Pop Culture trivia
LIVE
immortal words
LIVE
SHOWDOWN
LIVE
SPOTLIGHT
LIVE
TUNED IN
LIVE
trendalicious
LIVE
SPORTS TRIVIA

Trivia – What We're Famous For!

Games run all day: giving guests a reason to spend more time and money

buzztime

INVESTMENT SUMMARY

Strong Brand with 9MM Registered Players

- Leader in entertainment, driving traffic, w/ recurring revenue

Expanding Capabilities

- New tablet platform, services, & payment capabilities
- Going from one offering to multiple offerings

Growing Market with Multiple Sales Channels

- Independent and chain focus, expanding into adjacencies

Positioned to Scale

- Launching guest payment with national chain
- Licensing arrangements with content & platform

buzztime

EXECUTIVE TEAM EXPERIENCE



Ram Krishnan
CEO

GE

ACTIVE network

$1B Sale To PE

CHICAGO BOOTH



Allen Wolff
CFO

bd's Mongolian Grill

PaySimple

$115M Sale to PE

crowdrise

$91M Sale to GoFundMe

Robert H. Smith School of Business

TRANSFORMING THE BUSINESS

- Restructured organization
- Secured credit facility with strong institutional lender
- Improved operations
- Modernized platform
- Launched multiple new products

BUFFALO WILD WINGS
WINGS. BEER. SPORTS.™

Won Buffalo Wild Wings expansion to include Order & Payment with EMV

CONSISTENT OPERATIONAL IMPROVEMENT


Non-Hardware Revenue (in $ thousand)
$5,095
$5,394
$5,086
$5,106
$5,301
$5,553
$5,046
$5,326
$5,081
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17


EBITDA (in $ thousand)*
$(526)
$53
$(138)
$38
$288
$517
$654
$516
$517
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17


Gross Margin %
47%
49%
63%
66%
68%
65%
65%
71%
70%
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17

EBITDA Positive
7 of last 8 Quarters;
TTM EBITDA of $2.2M

EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. A detailed description and reconciliation of EBITDA to GAAP is in the appendix.

VIEW OF THE INDUSTRY

DWELL
(ENTERTAINMENT)

- Sports
- Trivia
- Family
- Games
- Live Entertainment

CONVENIENCE
(PAYMENT)

- Mobile
- Kiosk
- Self Checkout


buzztime

LOYALTY
(ENGAGEMENT)

- Points
- Surveys
- Offers

EFFICIENCY
(LABOR)

- Server Handhelds
- Order Ahead

buzztime

IMPROVING THE GUEST EXPERIENCE

Driving great experiences so they have a great time & want to come back


waste
Wait for table 5 min
Wait to order 5 min
Wait for food 10-30 min
Wait for check 5 min
Wait for receipt 5 min
Arrive
Sit - 1min
Order – 2min
Eat – 10min
Pay – 2min
Leave – 1min
value

WE IMPACT THE IN-STORE CONSUMER

Out-of-Store				In-Store		
SEARCH/ PAY	ORDER AHEAD/ DELIVERY	MIDDLE WARE	TRADITIONAL POS	SERVER FACING	CONSUMER FACING	PAYMENT PROCESSING
Google	GRUBHUB	CHOWLY INC.	NCR →		buzztime	Heartland
amazon	UBER EATS	{OMNIVORE}	micros →		&	vantiv
	POSTMATES	olo	POSitouch →		Others...	First Data
facebook	DOORDASH delightful delivery	simplicityPOS	DIGITAL DINING →			Elavon
			CLOUD POS			

← toast →

20% of market revenue

80% of market revenue

buzztime

MARKET VALIDATED ORDER & PAY

ORDERING

BUFFALO WILD WINGS

AROOGA'S GRILLE HOUSE & SPORTS BAR



Expanding Relationships

PAYMENT

EMV CAPABLE

pay

Pay

Creating Must haves

INSIGHTS


Guest Satisfaction
4.5
5
4.2
Store 1
Store 2
Store 3


FAST BREAK LUNCH
00:27
TAP WHEN LUNCH ARRIVES

Delivering Results

LONG-TERM GROWTH STRATEGY

INDEPENDENT
Chief Need: Value & Price

ENTERPRISE
Chief Need: Order & Pay

ADJACENCIES
Chief Need: Value & Price

SUBSCRIPTION REVENUE	PLAYERS	DATA
Get Profitable	Drive Use	Deliver Insights
PHASE I Profitable growth	**PHASE II** User growth	**PHASE III** Analytics growth

buzztime

GOING TO MARKET

buzztime

Enterprise Chains	Direct Channel	Distribution Partners

Buffalo Wild Wings — Wings. Beer. Sports.

Arooga's Grille House & Sports Bar

Buffalo Wings & Rings

Old Chicago Pizza & Taproom — Crafted Since 1976

Mason's Eatery & Pub

Merk's Bar & Grill

Good Ole Days Sports Grille — Est. 2013

The Draft Restaurant & Sports Bar — Est. 2007

Cheers Park Avenue

EXPANDING OUTSIDE OF BAR & RESTAURANT

buzztime

New Verticals

- HarborChase – Celebrating Senior Living!
- Hortonville Lanes
- Innovative Health & Fitness
- Monument Chevrolet
- VFW – Veterans of Foreign Wars

Licensing & Partnerships

- SG Scientific Games
- theCHIVE

Tablet as a Service

- Coming Soon

buzztime

INVESTMENT SUMMARY

Strong Brand with 9MM Registered Players

- Leader in entertainment, driving traffic, w/ recurring revenue

Expanding Capabilities

- New tablet platform, services, & payment capabilities
- Going from one offering to multiple offerings

Growing Market with Multiple Sales Channels

- Independent and chain focus, expanding into adjacencies

Positioned to Scale

- Launching guest payment with national chain
- Licensing arrangements with content & platform

buzztime

THANK YOU

Ram Krishnan
Ram.Krishnan@buzztime.com

APPENDIX

EBITDA RECONCILIATION

Buzztime defines EBITDA as earnings before interest, taxes, depreciation and amortization. EBITDA is not intended to represent a measure of performance in accordance with GAAP, nor should EBITDA be considered as an alternative to statements of cash flows as a measure of liquidity. The following table reconciles the company's net loss per GAAP (in thousands) to EBITDA:

(in $ thousand)	Q3 15	Q4 15	Q1 16	Q2 16	Q3 16	Q4 16
Net loss per GAAP	$(1,348)	$ (990)	$(1,041)	$ (850)	$ (573)	$ (459)
Interest expense, net	86	111	127	153	150	146
Income tax provision (benefit)	(15)	(1)	19	5	7	7
Depreciation and amortization	751	932	757	730	704	696
EBITDA	**$ (526)**	**$ 52**	**$ (138)**	**$ 38**	**$ 288**	**$ 390**

(in $ thousand)	Q1 17	Q1 17	Q1 17
Net loss per GAAP	$ (90)	$ (164)	$ (184)
Interest expense, net	159	123	106
Income tax provision (benefit)	6	6	9
Depreciation and amortization	579	551	586
EBITDA	**$ 654**	**$ 516**	**$ 517**

buzztime